Exhibit 10.7(d)


                                FRANK BRANDENBERG
                            1589 HICKORY VALLEY ROAD
                             MILFORD, MICHIGAN 48380

                                 MARCH 10, 2006


Board of Directors
American Mold Guard, Inc.
30200 Rancho Viejo Road
Suite G
San Juan Capistrano, CA 92675
Attention: Mr. Tom Blakely

Dear Sirs:

         This letter confirms my acceptance of your offer to join the Board of Directors of American Mold Guard, Inc. immediately upon effectiveness of the company's initial public offering.



                                                 Very truly yours,

                                                 /s/ Frank Brandenberg